UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934 (Amendment No. )

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TELARIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SUPPLEMENT TO PROXY STATEMENT

Explanatory Note

Telaria, Inc., a Delaware corporation (“Telaria”), filed a definitive proxy statement on February 13, 2020 (the “Proxy Statement”), relating to the Agreement and Plan of Merger, dated as of December 19, 2019, by and among Telaria, The Rubicon Project, Inc. (“Rubicon Project”) and Madison Merger Corp. A preliminary version of Telaria’s proxy card was inadvertently filed with the Proxy Statement. Telaria desires to supplement the Proxy Statement to include the final version of Telaria’s proxy card that will be delivered to each stockholder of Telaria entitled to vote at the special meeting relating to the proposed transaction. No other changes have been made to the Proxy Statement.

Additional Information and Where to Find It

On February 13, 2020, Rubicon Project filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, which includes a joint proxy statement/prospectus. The joint proxy statement/prospectus contains important information about the proposed transaction and related matters. Investors and security holders of Telaria and Rubicon Project are urged to carefully read the entire joint proxy statement/prospectus (and any amendments thereto) and other filings made in connection therewith because such documents will contain important information about the proposed business combination. Telaria and Rubicon Project are commencing the mailing of the joint proxy statement/prospectus to stockholders of Telaria and Rubicon Project on or about February 13, 2020.

Investors and security holders will be able to obtain copies of the joint proxy statement/prospectus and other documents filed by Rubicon Project and Telaria, without charge, through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Telaria will be made available free of charge on Telaria’s website at https://telaria.com/ under the link “Investor Relations” and then under the heading “SEC Filings.” Copies of documents filed with the SEC by Rubicon Project will be made available free of charge on Rubicon Project’s website at https://rubiconproject.com/ under the link “Investor” and then under the heading “Financials and Filings” and the subheading “SEC Filings.”

Participants in the Solicitation

Rubicon Project and Telaria and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Rubicon Project common stock and Telaria common stock in respect of the proposed transaction. Information about Rubicon Project’s directors and executive officers is set forth in Rubicon Project’s Form 10-K for the year ended 2018, the proxy statement for Rubicon Project’s 2019 Annual Meeting of Stockholders and the joint proxy statement/prospectus, which were filed with the SEC on February 27, 2019, April 5, 2019 and February 13, 2020, respectively. Information about Telaria’s directors and executive officers is set forth in Telaria’s Form 10-K for the year ended 2018, the proxy statement for Telaria’s 2019 Annual Meeting of Stockholders and the joint proxy statement/prospectus, which were filed with the SEC on March 19, 2019, April 24, 2019 and February 13, 2020, respectively. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, through securities holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when they become available. Investors should read the joint proxy statement/prospectus carefully before making any voting or investment decisions.

☐

TELARIA, INC.

Special Meeting of Stockholders

March 30, 2020, 10:00 AM, EST

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby revoke(s) all previous proxies, acknowledge(s) receipt of the notice of the Special Meeting of Stockholders of Telaria, Inc. and the accompanying proxy statement, and hereby appoint(s) Mark Zagorski and Aaron Saltz, or either of them, as proxies of the undersigned, each with the power to appoint his substitute, and hereby authorize(s) them, or either of them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Telaria, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders of Telaria, Inc. to be held at 10:00 AM, EST, on March 30, 2020 at the offices of Cooley LLP, 55 Hudson Yards, New York, NY 10001, and any adjournment or postponement thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed by the stockholder, with discretionary authority as to any and all other matters that may properly come before the meeting. If no such direction is made, the proxyholders will have the authority to vote in accordance with the Board of Director’s recommendations.

(Continued and to be signed on the reverse side)

1.1	14475

SPECIAL MEETING OF STOCKHOLDERS OF

TELARIA, INC.

March 30, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice, Proxy Statement, Annual Report and Proxy Card

are available at http://www.astproxyportal.com/ast/18401

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

↓  Please detach along perforated line and mail in the envelope provided.  ↓

00030030030000001000 4	033020

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
1.

Adoption of the Merger Agreement. To vote on a proposal to adopt the Agreement and Plan of Merger, dated as of December 19, 2019 (as amended from time to time, the “Merger Agreement”), by and among The Rubicon Project, Inc., Madison Merger Corp. and Telaria, Inc.

	☐	☐	☐

2.

Approval of the Telaria Merger-Related Compensation. To vote on a proposal to approve, by advisory (non-binding) vote, certain compensation arrangements that may be paid or become payable to Telaria’s named executive officers in connection with the merger contemplated by the Merger Agreement; and

	☐	☐	☐

3.

Adjournment of the Telaria Special Meeting. To vote on a proposal to approve the adjournment of the Telaria special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Telaria special meeting to approve the Telaria merger proposal.

	☐	☐	☐

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

TELARIA, INC.

March 30, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice, Proxy Statement, Annual Report and Proxy Card
are available at http://www.astproxyportal.com/ast/18401

↓  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ↓

00030030030000001000 4	033020

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

	FOR	AGAINST	ABSTAIN
1.

Adoption of the Merger Agreement. To vote on a proposal to adopt the Agreement and Plan of Merger, dated as of December 19, 2019 (as amended from time to time, the “Merger Agreement”), by and among The Rubicon Project, Inc., Madison Merger Corp. and Telaria, Inc.

	☐	☐	☐

2.

Approval of the Telaria Merger-Related Compensation. To vote on a proposal to approve, by advisory (non-binding) vote, certain compensation arrangements that may be paid or become payable to Telaria’s named executive officers in connection with the merger contemplated by the Merger Agreement; and

	☐	☐	☐

3.

Adjournment of the Telaria Special Meeting. To vote on a proposal to approve the adjournment of the Telaria special meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Telaria special meeting to approve the Telaria merger proposal.

	☐	☐	☐

NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.